UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2020

AtriCure, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Innovation Way, Mason OH 45040

(Address of Principal Executive Offices, and Zip Code)

(513) 755-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ATRC	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 11, 2020, AtriCure, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Piper Sandler & Co., as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the offering, issuance and sale of 3,977,273 shares of the Company’s common stock, par value $0.001 per share (the “Shares”). The price to the public in the offering is $44.00 per share and the Underwriters have agreed to purchase the shares of common stock from the Company pursuant to the Underwriting Agreement at a price of $41.36 per share. In addition, the Company has granted the Underwriters a 30-day option to purchase up to an additional 596,590 shares of common stock on the same terms and conditions. The net proceeds to the Company from this offering are expected to be approximately $164.2 million (or $188.9 million if the underwriters exercise their option to purchase additional shares of the Company’s common stock in full), after deducting underwriting discounts and commissions and estimated offering expenses. The Company intends to use the net proceeds from the offering for working capital and other general corporate purposes, which may include repayment of debt or long-term liabilities, and other potential corporate or market development activities. The closing of the offering is expected to occur on or about May 14, 2020, subject to the satisfaction of customary closing conditions.

The offering is being made pursuant to the Company’s effective registration statement on Form S-3ASR (Registration Statement No. 333-230001) (the “Registration Statement”), which was previously filed with the Securities and Exchange Commission (SEC) and became automatically effective on March 1, 2019. The Company filed a related prospectus supplement dated May 11, 2020, relating to the issuance and sale of the Shares with the SEC.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the opinion of Keating Muething & Klekamp PLL, relating to the legality of the issuance and sale of the Shares in the offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, including, without limitation, all statements related to the completion, timing and size of the public offering. Any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “expected,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to market conditions and the satisfaction of customary closing conditions related to the public offering. There can be no assurance that the Company will be able to complete the public offering on the anticipated terms, or at all. Additional risks and uncertainties relating to the Company and its business can be found in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2019, the prospectus supplement related to the public offering, and subsequent filings with the SEC. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 8.01.	Other Events.

On May 11, 2020, the Company issued a press release announcing the proposed public offering, a copy of which is furnished as Exhibit 99.1 hereto. Also on May 11, 2020, the Company issued a press release announcing the pricing of the public offering, a copy of which is furnished as Exhibit 99.2 hereto.

The information furnished in this Current Report under Item 8.01 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

1.1	Underwriting Agreement dated as of May 11, 2020, among AtriCure, Inc. and J.P. Morgan Securities LLC and Piper Sandler & Co., as representatives of the underwriters named therein.

5.1	Opinion of Keating Muething & Klekamp PLL.

23.1	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5.1 hereto).

99.1	Press release dated May 11, 2020 announcing the proposed public offering.

99.2	Press release dated May 11, 2020 announcing the pricing of the public offering.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated: May 12, 2020	By:	/s/ M. Andrew Wade
M. Andrew Wade
Chief Financial Officer